Supplement dated October 20, 2014 to the Prospectus dated May 1, 2014, for the Pacific Destinations and Pacific Destinations B

variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein.

‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2014, as supplemented. Please retain it for future reference.

The purpose of this supplement is to modify the annual charges for certain optional living benefit riders, to provide notification of a portfolio substitution and to add an additional Investment Option.

Effective November 1, 2014, all references in the Prospectus to the current/annual charge percentage for the following optional living benefit riders will change to the following:

Current/Annual Charge Percentage
CoreIncome Advantage 5 Plus (Single)	1.10%
CoreIncome Advantage 5 Plus (Joint)	1.50%

If you purchased one of the above referenced riders and your Rider Effective Date is before November 1, 2014, the new percentage will not apply unless a Reset occurs as disclosed in your Prospectus. The Maximum Annual Charge Percentage is not changing for any of the optional riders listed above. Please see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section and the OPTIONAL LIVING BENEFIT RIDERS section in the Prospectus for complete information.

Substitution of the PIMCO Global Multi-Asset Managed Allocation Portfolio (formerly called PIMCO Global Multi-Asset Portfolio)

We filed an application with the Securities and Exchange Commission (“SEC”) requesting an order to approve the substitution of the PIMCO Global Multi-Asset Managed Allocation Portfolio (“PIMCO Global Portfolio”) with the Janus Aspen Series Balanced Portfolio (“Janus Balanced Portfolio”). If the SEC grants the order, we anticipate that the proposed substitution will occur on or about March 6, 2015 (the “Substitution Date”). This is not a substitution of your Variable Annuity Contract. Starting December 1, 2014, we will no longer accept new allocation instructions or new premium for the PIMCO Global Portfolio. If you have Contract Value allocated to the PIMCO Global Portfolio as of the end of the Business Day on November 28, 2014, you may continue to make additional Purchase Payments, transfers, or withdrawals involving the PIMCO Global Portfolio.

For thirty (30) calendar days before the Substitution Date, if you have Contract Value allocated to the Subaccount investing in the PIMCO Global Portfolio (the “PIMCO Subaccount”), you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in the Prospectus for your Contract. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907 or by using any other means described in the Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Prospectus for details.

On the Substitution Date, any Contract Value that remains allocated to the PIMCO Subaccount after the close of business will be transferred to the Subaccount corresponding to the Janus Balanced Portfolio (the “Janus Subaccount”). Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the PIMCO Global Portfolio and Janus Balanced Portfolio, as of the close of business on the Substitution Date. We will pay all expenses incurred in connection with the substitution. You will not incur any fees or charges or tax liability because of the substitution and your Contract Value immediately before the substitution will be equal to Contract Value immediately after the substitution. The substitution transactions will not be treated as transfers that count toward the number of transfers that may be made in a given Contract Year.

After the Substitution Date, the PIMCO Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the PIMCO Subaccount will be deemed an instruction for the Janus Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Substitution Date (the “free transfer period”), you may make a one-time transfer out of the Janus Subaccount without the transfer counting towards the transfer limitations described in the Prospectus. Except for market timing limitations described in the Prospectus, we will not exercise any rights we reserve under the Contracts to impose additional restrictions on transfers out of the Janus Subaccount during the free transfer period.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Substitution Date.

Any references to the PIMCO Global Portfolio (or PIMCO Global Multi-Asset Portfolio) are deleted from the Prospectus after the Substitution Date.

On November 1, 2014, the following Investment Option will be available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER
Invesco V.I. Equity and Income Fund Series II	Both capital appreciation and current income.	Invesco Advisers, Inc.

For more information on the new Fund portfolio, including a discussion of the investment techniques, charges and expenses, and risks associated with the portfolio’s investments, see the applicable Fund prospectus. You can obtain an applicable Fund prospectus by contacting your financial advisor or online at www.PacificLife.com.

Form No.	NYEJABSUP1014